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EXHIBIT 10.1


                              CASE FINANCIAL, INC.,
                             A DELAWARE CORPORATION

                             SUBSCRIPTION AGREEMENT
                             ----------------------


Case Financial, Inc.
15060 Ventura Boulevard, Suite 240
Sherman Oaks, CA 91403

December __, 2002

Gentlemen:

         Reference is made to that certain Confidential Term Sheet dated November 27, 2002 (the "Confidential Term Sheet"), a copy of which has been provided to and read by the undersigned, I.F. Propco (Ontario) 32 Ltd., an Ontario corporation (the "Subscriber"). Unless otherwise indicated or the context otherwise requires, all capitalized terms used in this Subscription Agreement (the "Subscription Agreement") and not otherwise defined will have the meaning provided in the Confidential Term Sheet will have the same meaning when used herein. By execution hereof, the Subscriber evidences its desire to purchase one (1) Unit from Case Financial, Inc. (the "Company"), as more particularly described below (the "Unit"). By its execution hereof, the Subscriber expressly acknowledges and agrees that the Company is relying upon the accuracy and completeness of the representations of Subscriber contained herein in complying with the Company's obligations under applicable securities laws.

         1. SUBSCRIPTION COMMITMENT. The Subscriber hereby subscribes for the purchase of one (1) Unit and, as full payment therefor, agrees to pay to the Company, concurrently with the Subscriber's execution and delivery hereof, the Unit purchase price of Two Million and 00/100 Dollars ($2,000,000.00). The Unit consists of a Promissory Note, dated as of the date hereof, and delivered by the Company to the Subscriber, in the principal amount of Two Million and 00/100 Dollars ($2,000,000.00) (the "Note"), a Warrant to purchase Two Million (2,000,000) shares of the Company's Common Stock, $0.001 par value (the "Common Stock"), at an exercise price of $0.50 per share of Common Stock, and a Warrant to purchase 1,000,000 shares of Common Stock at an exercise price of $0.80 per share of Common Stock (together, the "Warrants"). The shares of Common Stock issuable upon exercise of the Warrants shall be referred to herein as the "Warrant Stock", and the Unit, the Note, the Warrants, and the Warrant Stock, shall be referred to herein collectively as the "Securities". The form of Note and Warrants are attached hereto as Exhibit A.

         2. REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER. To induce the Company to accept this Subscription Agreement, the Subscriber hereby represents and warrants to, and covenants with, the Company as follows:

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                  (a) The Subscriber is familiar with the business operations and financial affairs of the Company and acknowledges that the Company files periodic reports with the Securities and Exchange Commission ("SEC"), which reports are generally available to the public. The Subscriber has been given reasonable opportunity to ask questions of, and receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Unit, the business prospects and financial condition of the Company, and to obtain any additional information required by the Subscriber, to the extent available. As of the date hereof, the Subscriber has received from the Company all the information that the Subscriber has requested and considers necessary or appropriate for deciding whether to purchase the Unit.



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                  (b) The Subscriber believes that the purchase of the Unit and an investment in the Securities are suitable for the Subscriber based upon the Subscriber's investment objectives and financial needs. The Subscriber: (i) has adequate means of providing for the Subscriber's current financial needs and personal contingencies; (ii) has no need for liquidity in this investment; (iii) can afford a complete loss of such investment; and (iv) does not have an overall commitment to investments which are not readily marketable that is disproportionate to the Subscriber's net worth, and the Subscriber's investment in the Securities will not cause such overall commitment to become excessive.

                  (c) The Subscriber, in reaching a decision to subscribe for the Unit, has knowledge and experience in financial and business matters, is capable of reading and interpreting financial statements and evaluating the merits and risk of an investment in the Securities, and has the net worth to undertake such risks.

                  (d) The Subscriber was not offered or sold the Securities, directly or indirectly, by means of any form of general advertising or general solicitation, including, but not limited to: (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar medium or broadcast over television or radio; or (ii) any seminar or meeting whose attendees had been invited by any general solicitation or general advertising;

                  (e) The Subscriber has obtained, to the extent the Subscriber deems necessary, the Subscriber's own personal professional advice with respect to the risks inherent in an investment in the Securities and the suitability of an investment in the Securities in light of the Subscriber's financial condition and investment needs.

                  (f) The representations made by the Subscriber herein are true, complete and correct in all respects as of the date hereof. The Subscriber understands that the Company's determination that exemptions from the registration and qualification provisions of the Securities Act of 1933, as amended ("Act"), and applicable state securities laws exist for the offer and sale of the Securities is based, in part, upon the representations, warranties, agreements and statements made by the Subscriber herein.


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                  (g) The Subscriber acknowledges that the Securities have not been registered under the Act or qualified under any applicable state securities laws or regulations and that the Securities are being offered in reliance upon exemptions from the registration requirements of the Act and such laws and regulations. The Subscriber understands that the Securities are "restricted securities" under the Act and that, as such, the Securities may not be resold without registration under the Act and applicable state securities laws or an applicable exemption therefrom. The Subscriber understands that no public market presently exists or will exist for the Note or the Warrants. The Subscriber understands that the Company has no obligation to register the Note or the Warrants. The Subscriber acknowledges that the certificate or certificates evidencing the Securities will bear a legend, generally in the form provided in
Section 3(b) hereof, indicating that the Securities are subject to restrictions on resale under the Act and applicable state securities laws and regulations.

                  (h) The Subscriber is an "accredited investor" within the meaning of Rule 501(a) of Regulation D as promulgated under the Act.

                  (i) The Subscriber is purchasing the Securities solely for its own account, for investment only, and the Securities are not being purchased for the account of any other person or entity and not with a view to or for sale in connection with any distribution of all or any part of the Securities. The Subscriber has no contract, undertaking, agreement or arrangement with any person or entity to sell, distribute, pledge or transfer to any person or entity all or any portion of the Securities, and the Subscriber has no present plan to enter into any such contract, undertaking, agreement or arrangement.

         3. UNDERSTANDINGS AND ACKNOWLEDGMENTS OF THE SUBSCRIBER. The Subscriber understands and acknowledges the following:

                  (a) The Subscriber recognizes that an investment in the Securities involves a high degree of risk and is subject to a number of risk factors, including but not limited to the risk factors set forth in the Company's filings of periodic reports with the SEC.

                  (b) Stop transfer instructions will be placed on the books of the Company, and a legend may be placed on any instrument or certificate representing the Securities, substantially as follows:

         THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. NO SALE OR OTHER TRANSFER OF THE SECURITIES EVIDENCED HEREBY, OR OF ANY INTEREST THEREIN, MAY BE EFFECTED WITHOUT COMPLIANCE WITH THE REGISTRATION AND QUALIFICATION REQUIREMENTS OF SUCH ACT AND LAWS OR THE AVAILABILITY OF APPLICABLE EXEMPTIONS FROM SUCH REQUIREMENTS, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.



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         4. INDEMNIFICATION. The Subscriber shall indemnify and hold harmless the Company and its directors, officers, stockholders, employees, counsel, agents, successors and assigns from and against all losses, damages, liabilities and actual expenses (including, without limitation, reasonable attorneys' fees), as and when incurred, due to or arising out of, in whole or in part, any breach of any representation or warranty made by the Subscriber set forth herein or in any other agreement or document furnished by the Subscriber to any of the foregoing in connection with this Subscription Agreement or arising out of the resale or distribution by the Subscriber of the Securities, or any portion thereof, in violation of the Act or any applicable state securities laws.

         5. ADDITIONAL REPRESENTATIONS. Subscriber makes the following additional representations:

                  (a) The Subscriber was not organized for the specific purpose of acquiring the Securities.

                  (b) This Subscription Agreement has been duly authorized by all necessary action on the part of the Subscriber, has been duly executed by an authorized officer or other authorized representative of the Subscriber, and is a legal, valid and binding obligation of the Subscriber enforceable in accordance with its terms.

         6. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants, and covenants with the Subscriber as follows

                  (a) ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as conducted and as proposed to be conducted. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which its ownership or leasing of assets or the conduct of its business makes such qualification necessary.

                  (b) AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Subscription Agreement, the performance of the obligations of the Company hereunder and the authorization, issuance, sale and delivery of the Securities to be issued hereunder, has been taken.

                  (c) ISSUANCE OF THE SECURITIES. The Securities being issued hereunder, when issued, sold and delivered in accordance with the terms of this Subscription Agreement for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under the Act and applicable state securities laws.

                  (d) GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Subscription Agreement.

                  (e) OFFERING. Subject in part to the truth and accuracy of the Subscriber's representations set forth in Section 2 of this Subscription Agreement, the offer, sale and issuance of the Securities as contemplated by this Subscription Agreement is exempt from the registration requirements of the Act.

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                  (f) COMPLIANCE WITH OTHER INSTRUMENTS. The execution, delivery and performance of this Subscription Agreement and the consummation of the transactions contemplated hereby will not violate or conflict with: (i) any provision of the Certificate of Incorporation or Bylaws of the Company; (ii) any material instrument, judgment, order, writ, decree, contract or agreement to which the Company is a party or by which it is bound; or (iii) to the best of the Company's knowledge, any provision of any federal or state statute, rule or regulation applicable to the Company, the violation of which could reasonably be anticipated to have a material adverse effect on the Company.

         7. REGISTRATION RIGHTS. The Company hereby agrees with the Subscriber that, within ninety (90) days after the execution of this Subscription Agreement, it shall prepare and file with the SEC a registration statement with respect to the Warrant Stock, and use reasonable efforts to cause such registration to become and remain effective, and prepare and file with the SEC such amendments to such registration statement and supplements to the prospectus contained therein as may be necessary to keep such registration statement effective.

                  The Company will indemnify and hold harmless the Subscriber from and against, and will reimburse the Subscriber with respect to, any and all loss, damage, liability, cost and expense to which the Subscriber may become subject under the Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, omission or alleged omission so made is in conformity with information furnished by the Subscriber.

         8. FURTHER ASSURANCES. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Subscription Agreement.

         9. IRREVOCABILITY; ASSIGNABILITY. This Subscription Agreement is irrevocable and may not be withdrawn, and upon the signing of this Subscription Agreement, the Subscriber is obligated to purchase the Securities for the amount of consideration set forth above. The Subscriber shall not assign this Subscription Agreement or any of the Subscriber's rights or delegate any of the Subscriber's obligations under this Subscription Agreement without the prior written consent of the Company, which consent will not be unreasonably withheld or delayed.

         10. ENTIRE AGREEMENT. This Subscription Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both of the parties.

         11. GOVERNING LAW. This Subscription Agreement shall be construed in accordance with and be governed by the laws of the State of California.

         12. COUNTERPARTS; FACSIMILE SIGNATURES. This Subscription Agreement may be executed in two or more counterparts, each of which, when taken together, shall constitute one and the same instrument. The instrument may be executed by facsimile, and upon such execution, shall have the same force and effect as an original.


                         [Signatures on following page.]

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IN WITNESS WHEREOF, the undersigned do hereby execute this Subscription
Agreement this ____ day of December, 2002.


I.F. PROPCO (ONTARIO) 32 LTD., an          CASE FINANCIAL, INC., a Delaware
Ontario corporation                        corporation

By: /s/ Clifford R. Evans                  By:
    -----------------------------              --------------------------------
Name: Clifford R. Evans                    Name:
Its: President                             Its:


Address:

I.F. Propco Holdings (Ontario) 32 Ltd.
P.O. Box 487
83 Campbellville
Ontario L0P 1B0
Canada
Fax: (905) 854-4593
Attention:  Andrew Lepper


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